UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2004

KAISER VENTURES LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-65194	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3633 Inland Empire Blvd., Suite 480, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective December 15, 2004, Business Staffing, Inc., a subsidiary of Kaiser Ventures LLC (the “Company”), and Terry L. Cook entered into that certain Amendment to the Employment Agreement of Terry L. Cook. Mr. Cook currently serves as the General Counsel, Executive Vice President - Administration, and Corporate Secretary of the Company. The amendment provides that Mr. Cook will be available to work on behalf of the Company through June 2008. The Company reimburses Business Staffing for the costs of Mr. Cook’s employment.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(c)	Exhibits

10.1	Amendment to the Employment Agreement of Terry L. Cook, effective December 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER VENTURES LLC
(Registrant)

Date: December 21, 2004	/s/ James F. Verhey
(Signature)*
James F. Verhey
Executive Vice President - Chief Financial Officer

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